================================================================================
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
================================================================================



                                                                   July 31, 1998

Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,

/s/Laurence D. Fink                                /s/Ralph L. Schlosstein
-------------------                                -----------------------
Laurence D. Fink                                   Ralph L. Schlosstein
Chairman                                           President

                                                                   July 31, 1998

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Advantage Term Trust Inc. ("the Trust") for the six months ended June 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BAT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2005 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                                                 6/30/98      12/31/97        CHANGE          HIGH           LOW

  STOCK PRICE                                   $9.5625        $9.3750         2.00%        $9.8750       $9.3125
  NET ASSET VALUE (NAV)                        $10.81         $10.60           1.98%       $10.86        $10.62
  10-YEAR TREASURY NOTE                          5.45%          5.74%         (0.29%)        5.81%         5.35%


THE FIXED INCOME MARKETS

      After an extremely strong first quarter of 1998, U.S. economic growth slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities have remained in a fairly narrow range during the period. For example, the yield of the 10-Year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30, 1998 at 5.45%. The past six months represented a continuation of strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and that the Fed will adopt an easing bias provided additional support to the bond market. With Treasury supply waning due to a surplus in the federal budget and an increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      In light of declining interest rates and faster prepayment speeds during the period, mortgages modestly underperformed the broader investment grade bond market. As measured by the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 3.37% total return versus 3.92% for the LEHMAN BROTHERS AGGREGATE INDEX. Mortgage rates fell below the critical 7% threshold for the first time since January 1994, causing concerns that increased refinancing activity would negatively impact the performance of mortgage securities. Accordingly, lower coupon securities generally outperformed more prepayment-sensitive higher-coupon issues. The financial turmoil in Asia caused a decline in perceived corporate bond credit quality ratings and as a result corporate bonds underperformed Treasuries during both the first and second quarters. Lower interest rates brought a flood of new corporate supply during the first quarter of 1998, contributing to the modest performance of corporates.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1997 asset composition.
--------------------------------------------------------------------------------
                    THE BLACKROCK ADVANTAGE TERM TRUST INC.
--------------------------------------------------------------------------------
                                                   JUNE 30,       DECEMBER 31,
COMPOSITION                                          1998            1997
--------------------------------------------------------------------------------
Zero-Coupon Bonds                                     40%             39%
--------------------------------------------------------------------------------
Corporate Bonds                                       11%             12%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs           9%              8%
--------------------------------------------------------------------------------
U. S. Government Securities                            9%              8%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                  8%              6%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                                 6%              9%
--------------------------------------------------------------------------------
Inverse Floating Rate Mortgages                        5%              7%
--------------------------------------------------------------------------------
Taxable Municipal Bonds                                4%              4%
--------------------------------------------------------------------------------
Principal Only Mortgage-Backed Securities              3%              3%
--------------------------------------------------------------------------------
Interest Only Mortgage-Backed Securities               2%              1%
--------------------------------------------------------------------------------
Asset-Backed Securities                                1%              0%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs       1%              2%
--------------------------------------------------------------------------------
CMO Residuals                                          1%              1%
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                     RATING % OF CORPORATES
--------------------------------------------------------------------------------
     CREDIT RATING              JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------
   AA or equivalent                    0%                3%
--------------------------------------------------------------------------------
    A or equivalent                   51%               41%
--------------------------------------------------------------------------------
   BBB or equivalent                  43%               51%
--------------------------------------------------------------------------------
   BB or equivalent                    6%                5%
--------------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offered both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 2005. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date. During the reporting period, the most significant additions have been in the asset-backed securities (ABS) sector. Additionally, the Trust maintained its significant weighting in investment grade corporate bonds and well-structured mortgage securities such as commercial mortgage-backed securities (CMBS). To finance these purchases, the Trust primarily sold mortgage pass-through securities, as their maturities may extend past the Trust's termination date in a rising interest rate environment.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Advantage Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/Robert S. Kapito                        /s/Michael P. Lustig
--------------------                       ---------------------
Robert S. Kapito                           Michael P. Lustig
Vice Chairman and Portfolio Manager        Director and Portfolio Manager
BlackRock Financial Management, Inc.       BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                   BAT
--------------------------------------------------------------------------------
Initial Offering Date:                                          April 27, 1990
--------------------------------------------------------------------------------
Closing Stock Price as of 6/30/98:                                  $9.5625
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/98:                                     $10.81
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/98 ($9.5625)1:               6.54%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                            $0.052083
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                         $0.625
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                           VALUE
RATING*   (000)           DESCRIPTION                     (NOTE 1)
--------------------------------------------------------------------------------

                 LONG-TERM INVESTMENTS--144.5%
                 MORTGAGE PASS-THROUGHS--8.4%
                 Federal Home Loan Mortgage Corp.,
       $1,292      6.50%, 8/01/25 - 10/01/25 ...........   $1,288,309
        3,798++    9.50%, 1/01/05, 15 Year .............    3,924,890
           13    Federal National Mortgage
                   Association, 9.50%, 7/01/20 .........       14,380
                 Government National Mortgage
                   Association,
        3,325      8.00%, 1/15/26 - 7/15/27 ............    3,445,952
                                                          -----------
                                                            8,673,531
                                                          -----------
                 MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--22.2%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        3,200+     Series 1295, Class 1295-JB,
                     3/15/07 ...........................    3,053,792
          553      Series 1490, Class 1490-SE,
                     4/15/08 (ARM) .....................      504,191
          698      Series 1541, Class 1541-TB,
                     7/15/23 (ARM) .....................      623,024
          434      Series 1655, Class 1655-SB,
                     12/15/08 (ARM) ....................      409,519
                 Federal National Mortgage
                   Association, REMIC Pass-
                   Through Certificates,
        3,583      Trust 1992-129, Class 129-J,
                     7/25/20 ...........................    3,296,826
        2,000+     Trust 1992-190, Class 190-S,
                     11/25/07 (ARM) ....................    1,992,262
          231      Trust 1993-59, Class 59-SC,
                     11/25/07 (ARM) ....................      235,906
        1,444      Trust 1993-193, Class 193-E,
                     9/25/23 (I) .......................      666,435
          134      Trust 1993-193, Class 193-PC,
                     9/25/23 ...........................      127,683
        1,605      Trust 1993-212, Class 212-SA,
                     11/25/08 (ARM) ....................    1,583,807
        2,940      Trust 1993-223, Class 223-PT
                     10/25/23 (I) ......................      446,794
        1,000      Trust 1994-13, Class 13-SM,
                     2/25/09 (ARM) .....................      949,230
        1,590      Trust 1994-37, Class 37-SC,
                     3/25/24 (ARM) .....................    1,512,015
        4,462+     Trust 1994-72, Class L,
                     4/25/24 ...........................    4,427,539
                 Federal National Mortgage
                   Association, REMIC Pass-
                   Through Certificates,
        2,500      Trust 1997-50, Class 50-HK,
                     8/25/27 (I) .......................      889,062
  A2    2,000    New York City Mortgage Loan Trust,
                   Series 1996, Class A2,
                   6/25/11 .............................    2,068,750
                                                          -----------
                                                           22,786,835
                                                          -----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--12.2%
                 Credit Suisse First Boston
                   Mortgage Securities Corp.,
  A     1,000      Series 1995-AEW 1, Class C,
                     7.46%, 11/25/27 ...................    1,012,811
  AAA   8,899      Series 1997-C1, Class AX,
                     1.97%, 6/20/29 (I/O) ..............      983,910
  BBB   1,000    DLJ Mortgage Acceptance
                   Corp., Series 1997-CF,
                   Class B1, 7.91%, 4/15/07 ............    1,064,024
  AAA   1,000    Goldman Sachs Mortgage
                   Securities Corp.,
                   Series 1996-PL, Class A2,
                     7.41%, 2/15/27 ....................    1,066,099
  AAA     839    LTC Commercial Mortgage
                   Corp., Series 1996-1,
                   Class A, 7.06%, 4/15/28 .............      855,547
                 Merrill Lynch Mortgage Investors Inc.,
                   Multiclass Mortgage
                   Pass-Through Certificates,
  BBB   1,000      Series 1995-C1, Class D,
                     7.99%, 5/25/15 ....................    1,040,212
  BBB     500      Series 1996-C1, Class D,
                     7.42%, 4/25/28 ....................      515,382
  AAA  11,934      Series 1997-C2, Class IO,
                     1.29%, 12/10/29 (I/O) .............      960,338
                 Morgan Stanley Capital 1 Inc.,
                   Commercial Mortgage
                   Pass-Through Certificates,
  BBB   1,000      Series 1995-GAL1, Class D,
                     8.25%, 8/15/27 ....................    1,068,873
  AAA   3,602      Series 1997-HF1, Class X,
                     1.77%, 6/15/17 (I/O) ..............      320,251

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                           VALUE
RATING*   (000)           DESCRIPTION                     (NOTE 1)
--------------------------------------------------------------------------------


           COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--(CONT'D)
  AA    $ 468    Salomon Brothers Mortgage
                   Securities Corp.,
                   Multiclass Mortgage Pass-
                   Through Certificates,
                   Series 1997-TZH, Class A1,
                   7.15%, 3/25/25 ......................    $ 488,921
  AAA   2,635    Sears Mortgage Securities Corp.,
                   Series 1993-7, Class S3,
                   9.51%, 4/25/08 (ARM) ................    2,641,984
  AAA     500    Structured Asset Securities Corp.,
                   Series 1996-CFL, Class B,
                   6.30%, 2/25/28 ......................      499,147
                                                          -----------
                                                           12,517,499
                                                          -----------
                 CORPORATE BONDS--15.5%
                 FINANCE & BANKING--8.8%
  A3    1,000@   American Savings Bank,
                   6.63%, 2/15/06 ......................    1,015,599
                 Equitable Life Assurance Society USA,
  A     1,521      Zero Coupon, 12/01/98 - 12/01/05 ....    1,037,413
  Ba1   1,000    Macsaver Financial Services Inc.,
                   7.88%, 8/01/03 ......................      943,149
  Baa1  1,900    PaineWebber Group Inc.,
                   7.88%, 2/15/03 ......................    2,015,197
                 Salomon Smith Barney, Inc.,
  A2    1,000      6.75%, 1/15/06 ......................    1,023,360
  A2    1,425      7.98%, 3/01/00 ......................    1,468,676
  A-    1,485    Transamerica Finance Corp.,
                   6.75%, 6/01/00 ......................    1,505,627
                                                          -----------
                                                            9,009,021
                                                          -----------
                INDUSTRIALS--2.5%
  Baa3  1,000@@  TCI Communications, Inc.,
                   8.25%, 1/15/03 ......................    1,080,180
                 Union Pacific Corp.,
  Baa2  2,145      Zero Coupon,
                   11/01/98 - 5/01/05 ..................    1,508,239
                                                          -----------
                                                            2,588,419
                                                          -----------
                 UTILITIES--2.0%
  A     1,000    AlltelCorp.,
                   7.50%, 3/01/06 ......................    1,067,260
  Baa3  1,000    NRG Energy, Inc,
                   7.63%, 2/01/06 ......................    1,036,688
                                                          -----------
                                                            2,103,948
                                                          -----------
                 YANKEE--2.2%
  Baa3  1,000    Empresa Electric Guacolda SA,
                   7.95%, 4/30/03 ......................      998,920
  Baa1    200    Empresa Electric Pehuhuenche,
                   7.30%, 5/01/03 ......................      196,687
  A3    1,000    Israel Electric Corp. Ltd.,
                   7.25%, 12/15/06 .....................    1,038,470
                                                          -----------
                                                            2,234,077
                                                          -----------
                 Total corporate bonds                     15,935,465
                                                          -----------
                 ASSET-BACKED SECURITIES--2.1%
  AAA     800    Chase Credit Card Master Trust,
                   6.19%, 8/15/05 ......................      809,751
                 Structured Mortgage Asset
                   Residential Trust,
  A       920      Series 1997-3, 8.57%, 4/15/06 .......      934,890
  A       456      Series 1997-4, 7.85%, 9/15/01 .......      458,826
                                                          -----------
                                                            2,203,467
                                                          -----------

                 STRIPPED MORTGAGE-BACKED
                 SECURITIES--6.8%
                 Collateralized Mortgage
                   Obligation Trust,
  AAA     903      Trust 26, Class A, 4/23/17 (P/O) ....      763,645
  AAA      72      Trust 29, Class A, 5/23/17 (P/O) ....       56,891
                 Federal Home Loan Mortgage Corp.,
        1,500      Series 1543, Class 1543-VU,
                     4/15/23 (I/O) .....................      522,633
          663      Series 1700, Class 1700-B,
                     7/15/23 (P/O) .....................      646,533
        1,500      Series 1946, Class 1946-N,
                     10/15/08 (P/O) ....................    1,165,781
        1,500      Series 1946, Class 1946-SN,
                     10/15/08 (I/O) ....................      344,940
       30,065      Series 1995, Class 1995-SJ,
                     10/15/27 (I/O) ....................       75,163
        4,760      Series G-25, Class S,
                     8/25/06 (I/O) .....................      173,605
                 Federal National Mortgage Association,
        1,406      Trust 1993-225, Class 225-ME,
                     11/25/23 (P/O) ....................      581,732
          945      Trust 1997-85, Class 85-LE,
                     10/25/23 (P/O) ....................      832,634
        6,755      Trust 1997-84, Class 84-PJ
                     1/25/08 (I/O) .....................    1,785,955
                                                          -----------
                                                            6,949,512
                                                          -----------

                 U.S. GOVERNMENT SECURITIES--12.6%
        1,095    Small Business Administration,
                   Series 1998-10, Class 10A,
                   6.12%, 2/01/08 ......................    1,092,214
                 U.S. Treasury Notes,
          675      5.50%, 2/15/08 ......................      674,684
       10,000+     6.63%, 3/31/02 ......................   10,357,800
          765      6.63%, 5/15/07 ......................      821,656
                                                          -----------
                                                           12,946,354
                                                          -----------
                 ZERO COUPON BONDS--58.0%
                 Aid to Israel,
       12,407      2/15/05 - 8/15/05 ...................    8,422,206
                 Government Trust Certificates,
        5,220      Class 2F, 5/15/05 ...................    3,524,492
       13,760      Class T-1, 5/15/05 ..................    9,336,848
       22,926++  Resolution Trust Funding Corp.,
                   7/15/05 .............................   15,470,694
        6,216    Tennessee Valley Authority,
                   11/01/05 ............................    4,096,841

See Notes to Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                           VALUE
RATING*   (000)           DESCRIPTION                     (NOTE 1)
--------------------------------------------------------------------------------

      $18,000+   U.S. Treasury Strips,
                   11/15/05 ............................  $12,013,920
       10,000    Vanguard Prime Money Market Strip,
                   12/31/04 ............................    6,776,000
                                                          -----------
                                                           59,641,001
                                                          -----------
                 TAXABLE MUNICIPAL BONDS--6.0%
  AAA   1,000    Alameda County California
                   Pension Obligation,
                   Zero Coupon, 12/01/05 ...............      626,030
  AAA   1,000    Alaska Energy Power Authority Revenue,
                   Zero Coupon, 7/01/05 ................      730,040
  AAA   1,500    Kern County California
                   Pension Obligation,
                   Zero Coupon, 8/15/98 - 8/15/05 ......    1,054,832
                 Long Beach California
                   Pension Obligation,
  AAA   1,509      Zero Coupon, 9/01/98 - 9/01/05 ......    1,059,816
  AAA     500      7.09%, 9/01/09 ......................      536,430
                 Los Angeles County California
                   Pension Obligation,
  AAA     474      Zero Coupon, 12/31/98 - 6/30/05 .....      377,923
  AAA   1,000      6.77%, 6/30/05 ......................      640,170
  AAA   1,000      8.62%, 6/30/06 ......................    1,154,080
                                                          -----------
                                                            6,179,321
                                                          -----------
                 COLLATERALIZED MORTGAGE
                 OBLIGATION RESIDUALS**--0.7%
  10             Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
                   Series 1035, Class 1035-R,
                   1/15/21 .............................      751,500
                                                          -----------
                 Total long-term investments before
                 investment sold short
                   (cost $138,324,277) .................  148,584,485
                                                          -----------


                 INVESTMENT SOLD SHORT--(3.2%)
       $3,000    U.S. Treasury Bonds,
                   6.38%, 8/15/27
                   (proceeds $3,088,008) ...............  (3,294,360)
                                                          -----------
                 Total investments, net of investment
                 sold short--141.3%
                   (cost $135,236,269) .................  145,290,125
                 Liabilities in excess of other
                   assets--(41.3%) .....................  (42,436,628)
                                                          -----------

                 NET ASSETS--100% ...................... $102,853,497
                                                         ============


--------
   * Using the higher of Standard & Poor's or Moody's rating.
  ** Illiquid security--representing 0.7% of portfolio assets.
   + Partial principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
  ++ Entire principal amount pledged as collateral for reverse repurchase agreements. See Note 4.
   @ Partial principal amount pledged as collateral for futures transactions. @@ Entire principal amount pledged as collateral for futures transactions.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
     ARM    -- Adjustable Rate Mortgage.
     CMO    -- Collateralized Mortgage Obligation.
     I      -- Denotes a CMO with Interest only characteristics.
     I/O    -- Interest Only. P/O -- Principal Only.
     REMIC  -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

================================================================================
THE BLACKROCK ADVANTAGE TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
================================================================================

ASSETS
Investments, at value
  (cost $138,324,277) (Note 1) ..............................       $148,584,485
Cash ........................................................             54,128
Deposits with brokers as
  collateral for investment sold short (Note 1) .............          5,575,000
Interest receivable .........................................            901,144
Receivable for investments sold .............................             33,850
                                                                    ------------
                                                                     155,148,607
                                                                    ------------

LIABILITIES
Reverse repurchase agreements (Note 4) ......................         44,452,660
Payable for investments purchased ...........................          4,037,141
Investment sold short, at value
  (proceeds $3,088,008) (Note 1) ............................          3,294,360
Interest payable ............................................             71,851
Due to broker-variation margin ..............................             52,263
Investment advisory fee payable (Note 2) ....................             42,269
Unrealized depreciation on
  interest rate swaps (Notes 1 and 3) .......................             31,091
Administration fee payable (Note 2) .........................              8,454
Other accrued expenses ......................................            305,021
                                                                    ------------
                                                                      52,295,110
                                                                    ------------
NET ASSETS ..................................................       $102,853,497
                                                                    ============

Net assets were comprised of:
  Common stock, at par (Note 5) .............................       $     95,107
  Paid-in capital in excess of par ..........................         87,551,396
                                                                    ------------
                                                                      87,646,503
  Undistributed net investment income .......................          4,911,315
  Accumulated net realized gain .............................            548,351
  Net unrealized appreciation ...............................          9,747,328
                                                                    ------------
  Net assets, June 30, 1998 .................................       $102,853,497
                                                                    ============
Net asset value per share:
  ($102,853,497 / 9,510,667 shares of
  common stock issued and outstanding) ......................            $10.81
                                                                         =======




================================================================================
THE BLACKROCK ADVANTAGE TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
================================================================================

NET INVESTMENT INCOME
Income
  Interest earned (including net discount
    accretion of $2,235,152 and net of interest
    expense of $1,470,389) ..................................       $ 4,051,646
                                                                    -----------
Operating expenses
  Investment advisory .......................................           254,431
  Administration ............................................            50,886
  Reports to shareholders ...................................            50,000
  Custodian .................................................            24,000
  Audit .....................................................            14,000
  Transfer agent ............................................            11,000
  Directors .................................................            11,000
  Miscellaneous .............................................            18,854
                                                                    -----------
    Total operating expenses ................................           434,171
                                                                    -----------
Net investment income .......................................         3,617,475
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments and options ...................................         2,792,392
  Futures ...................................................          (509,185)
  Short Sales ...............................................          (138,516)
                                                                    -----------
                                                                      2,144,691
                                                                    -----------
Net change in unrealized depreciation on:
  Investments and options ...................................        (1,096,522)
  Futures ...................................................           (63,032)
  Short Sales ...............................................           (79,582)
  Interest RateSwaps ........................................           (25,863)
                                                                    -----------
                                                                     (1,264,999)
                                                                    -----------
Net gain on investments .....................................           879,692
                                                                    -----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .................................       $ 4,497,167
                                                                    ===========

See Notes to Financial Statements.

================================================================================
THE BLACKROCK ADVANTAGE TERM TRUST INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
================================================================================

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
  Interest received ........................................       $  3,199,191
  Operating expenses and excise taxes paid .................           (714,414)
  Interest expense paid ....................................         (1,518,935)
  Sales of short-term
    portfolio investments, net .............................            549,908
  Purchases of long-term portfolio investments .............         (5,546,766)
  Proceeds from disposition of long-term
    portfolio investments ..................................         11,311,001
  Variation margin on futures ..............................           (619,591)
                                                                   ------------
  Net cash flows provided by operating
    activities .............................................          6,660,394
                                                                   ------------
  Cash flows used for financing activities:
Decrease in reverse repurchase agreements ..................         (3,822,220)
    Cash dividends paid ....................................         (2,971,918)
                                                                   ------------
    Net cash flows used for financing activities ...........         (6,794,138)
                                                                   ------------
  Net decrease in cash .....................................           (133,744)
  Cash at beginning of period ..............................            187,872
                                                                   ------------
  Cash at end of period ....................................       $     54,128
                                                                   ============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH FLOWS
PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ..........................................       $  4,497,167
                                                                   ------------
Decrease in investments ....................................            758,285
Net realized gain ..........................................         (2,144,691)
Decrease in unrealized appreciation ........................          1,264,999
Decrease in receivable for investments sold ................            991,146
Increase in interest receivable ............................            (87,692)
Decrease in due to broker-variation
  margin ...................................................            (47,374)
Increase in deposits with brokers for
  investments sold short ...................................           (212,500)
Increase in unrealized depreciation of
  interest rate swap .......................................             25,863
Decrease in payable for investments sold short .............         (1,979,090)
Decrease in interest payable ...............................            (48,546)
Increase in payable for investments purchased ..............          3,923,070
Decrease in accrued expenses and other
  liabilities ..............................................           (280,243)
                                                                   ------------
  Total adjustments ........................................          2,163,227
                                                                   ------------
Net cash flows provided by operating activities ............       $  6,660,394
                                                                   ------------

================================================================================
THE BLACKROCK ADVANTAGE TERM TRUST INC.
STATEMENTS OF CHANGES IN NET ASSETS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
================================================================================

                                          SIX MONTHS          YEAR ENDED
                                        ENDED JUNE 30,       DECEMBER 31,
                                             1998                1997
                                        --------------        -----------

INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income ...........     $   3,617,475       $   7,283,176
Net realized gain .................         2,144,691             259,009
  Net change in unrealized
    appreciation (depreciation)            (1,264,999)          3,206,477
                                        -------------       -------------
  Net increase in net assets
    resulting from operations .....         4,497,167          10,748,662
  Dividends from net investment
    income ........................        (2,476,574)         (5,943,871)
                                        -------------       -------------
    Total increase ................         2,020,593           4,804,791

NET ASSETS

Beginning of period ...............       100,832,904          96,028,113
                                        -------------       -------------

End of period .....................     $ 102,853,497       $ 100,832,904
                                        =============       =============

See Notes to Financial Statements.

================================================================================
THE BLACKROCK ADVANTAGE TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
================================================================================

                                                          SIX MONTHS
                                                             ENDED                    YEAR ENDED DECEMBER 31,
                                                           JUNE 30,           ------------------------------------------------
                                                             1998              1997        1996      1995      1994       1993
                                                           --------           ------       -----     -----     ----       ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .................      $ 10.60          $ 10.10   $ 10.49   $  9.00   $ 10.73     $ 10.43
                                                            -------          -------   -------   -------    ------     -------
   Net investment income (net of $0.15,
     $0.26, $0.22, $0.47, $0.25,
     and $0.16, respectively, of interest expense) ...         0.38             0.76      0.57      0.74      0.53        0.56
   Net realized and unrealized gain (loss) ...........         0.09             0.36     (0.33)     1.42     (1.53)       0.57
                                                            -------          -------   -------   -------    ------     -------
Net increase (decrease) from investment operations ...         0.47             1.12      0.24      2.16     (1.00)       1.13
                                                            -------          -------   -------   -------    ------     -------
Dividends from net investment income .................        (0.26)           (0.62)    (0.63)    (0.67)    (0.73)      (0.83)
                                                            -------          -------   -------   -------    ------     -------
Net asset value, end of period* ......................      $ 10.81          $ 10.60   $ 10.10   $ 10.49    $ 9.00     $ 10.73
                                                            =======          =======   =======   =======    ======     =======
Market value, end of period* .........................      $  9.56          $  9.38   $  8.63   $  8.63    $ 7.75     $ 10.75
                                                            =======          =======   =======   =======    ======     =======
TOTAL INVESTMENT RETURN+: ............................         4.82%           15.79%     7.30%    20.31%   (22.16%)      9.33%
                                                            =======          =======   =======   =======    ======     =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses # .................................         0.86%+++         0.88%     0.91%     1.00%     1.06%       1.07%
Net investment income ................................         7.13%+++         7.47%     5.80%     7.53%     5.38%       5.09%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ....................    $102,346         $ 97,493    $93,370   $93,044    $92,932   $102,302
Portfolio turnover ...................................           5%              31%        76%      94%       142%         18%
Net assets, end of period (in thousands) .............    $102,853         $100,833    $96,028   $99,723    $85,567   $102,094
Reverse repurchase agreements outstanding,
   end of period (in thousands) ......................    $ 44,453         $ 48,275    $26,933   $48,581    $42,176   $ 50,000
Asset coverage++ .....................................     $ 3,314         $  3,089    $ 4,565   $ 3,053    $ 3,029   $  3,039

----------
   * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.

   # The ratios of operating expenses, including interest expense, to average net assets were 3.75%+++, 3.39%, 3.06%, 5.86%, 3.59%, and 2.58%, for the
     periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.75%+++, 3.52%, 3.52%, 5.97%, 3.66%, and 2.74% for the periods indicated
     above, respectively.

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each of the periods reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized.

  ++ Per $1,000 of reverse repurchase agreement outstanding.
 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

================================================================================
THE BLACKROCK ADVANTAGE TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Advantage Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end man- agement investment company. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or shortly before December 31, 2005 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships between securities, observed in the market and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1998.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets through December 31, 2000 and 0.08% from January 1, 2001 to the termination or liquidation of the Trust.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 1998 aggregated $9,469,836 and $7,324,148 , respectively.

   The Trust may invest up to 85% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1998, the Trust held 0.7% of its portfolio assets in illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at June 30, 1998 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $10,240,936 (gross unrealized appreciation -$10,812,966; gross unrealized depreciation-$572,030).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1997 of approximately $3,638,600, of which $36,900 expires in 2001, $3,385,900 expires in 2004 and $215,800 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   Details of open financial futures contracts at June 30, 1998 are as follows:

                                    VALUE AT       VALUE AT
NUMBER OF             EXPIRATION     TRADE         JUNE 30,       UNREALIZED
CONTRACTS     TYPE       DATE        DATE            1998         DEPRECIATION
---------     ----    ---------   -----------    ------------    -------------
       Short Positions:
100  30-yr. T-bond    Sept. 1998  $12,140,956    $12,359,375       $(218,419)
129  10-yr. T-bond    Sept. 1998   14,628,826     14,685,844         (57,018)
                                                                 -----------
                                                                   $(275,437)
                                                                 ===========

   The Trust entered into two interest rate swaps. Under the first interest rate swap, the Trust pays the fixed rate and receives the floating rate based on the notional amount. Under the second interest rate swap, the Trust pays the floating rate and receives the fixed rate based on the notional amount. Details of open interest rate swaps at June 30, 1998 are as follows:

NOTIONAL                                                           UNREALIZED
 AMOUNT                  FIXED       FLOATING     TERMINATION     APPRECIATION
 (000)     TYPE          RATE          RATE          DATE         (DEPRECIATION)
 ------   ------         -----       --------     -----------     ------------
$25,000   Interest Rate  6.421%    3 month LIBOR    07/27/01      $  (364,650)
36,375    Interest Rate  6.365%    3 month LIBOR    07/27/00          333,559
                                                                  -----------
                                                                  $   (31,091)
                                                                  ===========

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1998 was approximately $46,857,155 at a weighted average interest rate of approximately 5.64%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended June 30, 1998 was $49,556,133 as of January 31, 1998 which was 31.2% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended June 30, 1998.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value com- mon stock authorized. Of the 9,510,667 shares outstanding at June 30, 1998, the Adviser owned 10,667 shares.

NOTE 6. DIVIDENDS

Subsequent to June 30, 1998, The Board of Directors of the Trust declared a dividend from undistributed earnings of $.052083 per share payable July 31, 1998 to shareholders of record on July 15, 1998.

================================================================================
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
================================================================================

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan below net asset value.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

================================================================================
                             ADDITIONAL INFORMATION
================================================================================

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

      (1)   To elect three Directors as follows:

            DIRECTOR                                                   CLASS             TERM           EXPIRING
            -------                                                    -----             -----           -------
            Richard E. Cavanagh ............................             I              3 years           2001
            James Grosfeld .................................             I              3 years           2001
            James Clayburn La Force, Jr. ...................             I              3 years           2001

            Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F.Mondale, and Ralph L. Schlosstein.

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1998.
            Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                                       VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                                                       --------         -----------      ----------
            Richard E. Cavanagh ............................           6,946,191               0           117,546
            James Grosfeld .................................           6,936,035               0           127,702
            James Clayburn La Force, Jr. ...................           6,933,074               0           130,665
            Ratification of Deloitte & Touche LLP ..........           6,883,204          76,018           104,515



================================================================================
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                               INVESTMENT SUMMARY
================================================================================


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Advantage Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2005 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American Stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2005. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust. In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

================================================================================
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                                    GLOSSARY
================================================================================

ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS):
Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:
Securities backed by various types of receivables such as automobile and credit card receivables.

CLOSED-END FUND:
Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS):
Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:
When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:
This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:
Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA:
Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC:
Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:
Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae. GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:

Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

INVERSE-FLOATING RATE MORTGAGE:
Mortgage instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

INTEREST-ONLY SECURITIES (I/O):
Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

MARKET PRICE:
Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:
A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:
Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS   PASS-THROUGHS:
Collateralized  Mortgage Obligations.

NET ASSET VALUE (NAV):
Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES (P/O):
Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

PROJECT LOANS:
Mortgages for multi-family, low- to middle-income housing.

PREMIUM:
When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC:
A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:
Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE  AGREEMENTS:
In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIP MORTGAGE-BACKED  SECURITIES:
Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

                                    BlackRock

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein


OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

      The accompanying financial statements as of June 30, 1998 were not audited and accordingly, no opinion is expressed on them.

      This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

[LOGO] Printed on recycled paper

                                    BlackRock

The
Advantage
Term Trust Inc.

===================
Semi-Annual Report
June 30, 1998